                                                                    Exhibit 4(c)

Market Value Adjusted Annuity Application
-----------------------------------------
GE Life and Annuity Assurance Company


Plan Information

Product Name:_____________________________________________________________________________________________
Total Cash                                                                                       For 1035 Exchange(s) or Transfer(s)
Submitted With Application: $ |__|__|,|__|__|__|,|__|__|__|.|__|__| and/or estimated premium $|__|__|,|__|__|__|,|__|__|__|
                                                                         to be transferred
Complete Section Qualified or Non-Qualified                   [_]

Non-Qualified                Qualified                                                                   Initial Interest Term
-------------                ---------
(Check all that apply)       [_]    Traditional IRA            or     [_]  ROTH IRA                      [_] 1 Year    [_] 6 Years
[_]  Initial purchase                Custodial IRA       Yes  [_]     No   [_]                           [_] 2 Years   [_] 7 Years
[_]  1035 Exchange(s)        [_]    TSA 403(b)                 or     [_]  SEP                           [_] 3 Years   [_] 8 Years
                             [_]    Other |__|__|__|__|__|__|__|__|__|__|                                [_] 4 Years   [_] 9 Years
                                      Check all that apply                                               [_] 5 Years   [_] 10 Years
                                 [_]  Transfer            [_]  Rollover         [_]  Direct Rollover
                                 [_]  New contribution for tax year  |__|__|__|__|

Owner (Name or name of trust and trustee)
(Last, First, M.)                                                                                             Gender
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|                                                                M [_]  F [_]
Date of birth or trust date (mm-dd-yyyy)       Social Security no. or Tax ID         Telephone no.
|__|__| -- |__|__| -- |__|__|__|__|            |__|__|__|__|__|__|__|__|__|__|__|    |__|__|__| -- |__|__|__| -- |__|__|__|__|
Address
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
City                                                                                             State          Zip code
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|           |__|__|        |__|__|__|__|__|__|
Joint Owner (Optional): Name (Last, First, M.)   [_] spouse    [_] Non-Spouse                                   Gender
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|__|__|__|     M [_]  F [_]
Date of birth (mm-dd-yyyy)                     Social Security no. or Tax ID         Telephone no.
|__|__| -- |__|__| -- |__|__|__|__|            |__|__|__|__|__|__|__|__|__|__|__|    |__|__|__| -- |__|__|__| -- |__|__|__|
Address
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
City                                                                                             State          Zip code
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|           |__|__|        |__|__|__|__|__|__|

Annuitant (if other than Owner)
(Last, First, M.)                                                                                               Gender
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|__|__|        [_] M [_] F
Date of birth (mm-dd-yyyy)                     Social Security no. or Tax ID         Telephone no.
|__|__| -- |__|__| -- |__|__|__|__|            |__|__|__|__|__|__|__|__|__|__|__|    |__|__|__| -- |__|__|__| -- |__|__|__|__|
Address
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
City                                                                                             State          Zip code
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|           |__|__|        |__|__|__|__|__|__|
Joint Annuitant: Name (Last, First, M.): Only use for Non-Qualified Funds    [_] Spouse  [_] Non-Spouse         Gender
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|__|__|__|     M [_] F [_]
Date of birth (mm-dd-yyyy)                     Social Security no. or Tax ID         Telephone no.
|__|__| -- |__|__| -- |__|__|__|__|            |__|__|__|__|__|__|__|__|__|__|__|    |__|__|__| -- |__|__|__| -- |__|__|__|__|
Address
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
City                                                                                             State          Zip code
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__||__|__|__|__|           |__|__|        |__|__|__|__|__|__|
====================================================================================================================================
Regular Mail                                    For Inquiries and/or Questions                Overnight Delivery
------------                                    ------------------------------                ------------------
GE Life and Annuity Assurance Company           Internet: www.gefinancialservice.com          GE Life and Annuity Assurance Company
Attn: Annuity New Business                      Toll free: (800) 352-9910                     Attn: Annuity New Business
P.O. Box 85093                                                                                6610 W. Broad Street
Richmond, VA 23285-5093                                                                       Richmond, VA 23230
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Market Value Adjusted Annuity Application
-----------------------------------------
GE Life and Annuity Assurance Company

Beneficiary (Name or name of trust and trustee)
(Last, First, M.)                                                                               % of Shares        [_] Primary
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|__|__|   %  [_] Contingent
Relationship                        Date of birth or Trust date (mm-dd-yyyy) Social Security no. or Tax ID    Gender
|__|__|__|__|__|__|__|__|__|__|__|  |__|__| -- |__|__| -- |__|__|__|__|__|  |__|__|__|__|__|__|__|__|__|__|     M  [_] F [_]
Address                                                                          Telephone no.
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|__| -- |__|__|__| -- |__|__|__|__|
City                                                                              State             Zip code
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|   |__|__|           |__|__|__|__|__|
Beneficiary: Name (Last, First, M.)                                                             % of shares        [_] Primary
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__| |__|__|__|__|    %  [_] Contingent
Relationship                        Date of birth or Trust date (mm-dd-yyyy) Social Security no. or Tax ID    Gender
|__|__|__|__|__|__|__|__|__|__|__|  |__|__| -- |__|__| -- |__|__|__|__|__|   |__|__|__|__|__|__|__|__|__|__|    M  [_] F [_]
Address                                                                          Telephone no.
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|__| -- |__|__|__| -- |__|__|__|__|
City                                                                              State             Zip code
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|__|       |__|__|__|__|__|
Beneficiary: Name (Last, First, M.)                                                             % of shares        [_] Primary
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|__|      %  [_] Contingent
Relationship                        Date of birth or Trust date (mm-dd-yyyy) Social Security no. or Tax ID    Gender
|__|__|__|__|__|__|__|__|__|__|__|  |__|__| -- |__|__| -- |__|__|__|__|__|  |__|__|__|__|__|__|__|__|__|__|     M  [_] F [_]
Address                                                                          Telephone no.
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|  |__|__|__| -- |__|__|__| -- |__|__|__|__|
City                                                                              State            Zip code
|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|   |__|__|          |__|__|__|__|__|

Fraud and Disclosure Statements

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE

On written request, GE Life and Annuity Assurance Company (GE Life & Annuity) will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 20 days after delivery, and the Contract Value will be returned.

ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW JERSEY, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA AND TENNESSEE RESIDENTS, PLEASE
NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, aor deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

 Owner Signature(s) NOTE: REPLACEMENT QUESTION MUST BE ANSWERED

The undersigned hereby apply to GE Life & Annuity for an Annuity Contract in accordance with the information contained in this application. The undersigned understand that upon acceptance of this application by GE Life & Annuity, they will be bound by the provisions and entitled to the benefits of the Annuity. Each spouse Joint Owner appoints the other to exercise annuity rights. Non-Spouse Ownership: Tax laws require that all proceeds be distributed to Non-Spouse Beneficiary(ies) at the death of the Owner or Joint Owner, whichever occurs first. The undersigned represent that all statements set forth in this application are full, complete, and true as written and correctly recorded, to the best of their knowledge.

Will the proposed annuity replace any existing annuity or insurance contract?
[_] Yes    [_] No

Have your received a current prospectus to the applied for policy? [_] Yes [_]No

DO YOU UNDERSTAND THAT THE BENEFITS AND VALUES UNDER THIS CONTRACT MAY BE ADJUSTED UPWARD OR DOWNWARD BY THE APPLICATION OF A MARKET VALUE ADJUSTMENT FORMULA, AND THAT ANY DEATH BENEFIT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT?
[_] Yes [_] No

================================================================================================================================
Owner (sign as Fiduciary if Owner is a Trust*)          Joint Owner (if applicable)             Date of signature (mm-dd-yyyy)
_________________________________________________       ___________________________________     |__|__| -- |__|__| -- |__|__|__|__|
Annuitant (required if other than Owner)                Joint Annuitant (if applicable)         Date of signature (mm-dd-yyyy)
_________________________________________________       ___________________________________     |__|__| -- |__|__| -- |__|__|__|__|
State application signed in                             State contract will be delivered
|__|__|                                                 |__|__|
*If Trustee, Attorney in Fact, Guardian, or other Fiduciary, you must sign in your official capacity (i.e., John Doe, Trustee).

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
Market Value Adjusted Annuity Application
-----------------------------------------
GE Life and Annuity Assurance Company

Agent(s) or Broker(s) Information and Signature(s)

Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract?  [_] Yes  [_] No If yes, submit completed replacement form, where required. By signing, you certify that you have witnessed the above signature(s) and that all information contained in this application is true to the best of your knowledge and belief.
====================================================================================================================================
Primary Agent/Broker Signature                                Print name (Last, First, M.)
___________________________________________________________   |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Date of signature (mm-dd-yyyy)                                Signed in following state   Telephone No.
|__|__| - |__||__| - |__|__|__|__|                            |__|__|                     |__|__||__| - |__||__||__| - |__|__|__|__|

Social Security No. (Florida License No.)         Agent/Broker No.                         Commission Split
|__|__|__|__|__|__|__|__|__|__|__|__|__|          |__|__|__|__|__|__|__|                   |__|__|__|%

Broker/Dealer Name/Branch #                                                                Client Account No.
|__|__|__|__|__|_|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|                   |__|__|__|__|__|_|__|__|__|__|__|__|

====================================================================================================================================

Additional Agent/Broker Signature                             Print name (Last, First, M.)
___________________________________________________________   |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Date of signature (mm-dd-yyyy)                                Signed in following state      Telephone No.
|__|- |__|__|- |__|__|__|__|                                  |__|__|                        |__|__|__| - |__|__|__| - |__|__|__|__|

Social Security No. (Florida License No.)         Agent/Broker No.                           Commission Split
|__|__|__|__|__||__|__|__|__|__|__|__|__|         |__|__|__|__|__|__|__|                     |__|__|__|%

Broker/Dealer Name/Branch #                                                                  Client Account No.
|__|__|__|__|__|__|__||__|__|__|__|__|__|__||__|__|__|__|__|__|__||__|__|                    |__|__|__|__|__|__|__|__|__|__|

====================================================================================================================================

                                  Page 3 of 3